Exhibit 99.1

TRIPLE CROWN MEDIA, INC.

PRO-FORMA CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except per share data)

	Consolidated September 30, 2007	Host and Pinnacle	Pro-Forma Adjustments		Adjusted September 30, 2007
ASSETS
Current assets:
Cash and cash equivalents	$2,733	$—	$—		$2,733
Accounts receivable, less allowance for doubtful accounts of $434 and $447, respectively	5,268	—	—		5,268
Inventories	359	—	—		359
Assets associated with discontinued operations	106,292	106,292			—
Other current assets	632	—	—		632

Total current assets	115,284	106,292	—		8,992

Property and equipment	22,798	—	—		22,798
Less accumulated depreciation	(15,113)	—	—		(15,113)

Property plant and equipments	7,685	—	—		7,685

Goodwill	18,428	—	—		18,428
Other intangible assets, net	6,839	—	—		6,839
Deferred income taxes	16,827	—	(3,225	) a	13,602
Other assets	2,603	—	—		2,603

Total assets	$167,666	$106,292	$(3,225)		$58,149

LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Current portion of long-term debt	$18,442	$—	$—		$18,442
Accounts payable	1,584	—	—		1,584
Accrued expenses	5,783	—	2,000	b	7,783
Federal and state income taxes	15	—	2,160	c	2,175
Deferred revenue	977	—	—		977
Liabilities of business held for sale	35,296	35,296	—		—

Total current liabilities	62,097	35,296	4,160		30,961

Long-term debt	116,057	—	(70,913	) d	45,144
Other liabilities	133	—	—		133
Series B redeemable preferred stock, $.001 par value (authorized 20,000 shares; issued and outstanding 6,050 shares; $6,050 liquidation value)	4,538	—	—		4,538

Total liabilities	182,825	35,296	(66,753)		80,776

Series A redeemable, convertible preferred stock, $.001 par value (authorized 50,000 shares; issued and outstanding 20,890 shares; $20,890 liquidation value)	17,198	—	—		17,198

Commitments and contingencies

Stockholders’ deficit:
Common stock, par value $0.001 (authorized 25,000 shares, issued and outstanding (5,187 and 5,257 shares, respectively)	5	—	—		5
Additional paid-in capital	5,455	—	—		5,455
Accumulated deficit	(37,628)	70,996	63,528	e	(45,096)
Accumulated other comprehensive loss, net of tax	(189)	—	—		(189)

Total stockholders’ deficit	(32,357)	70,996	63,528		(39,825)

Total liabilities, preferred stock and stockholders’ deficit	$167,666	$106,292	$(3,225)		$58,149

a -	Amount represents the net impact to deferred income taxes resulting from the sale of Host and Pinnacle.
b -	Amount represents an accrual for the anticipated costs of selling Host and Pinnacle
c -	Amount represents the net impact to federal and state income taxes payable resulting from the sale of Host and Pinnacle.
d -	Amount represents the use of the expected net proceeds from the sale of Host and Pinnacle to pay down long-term debt.
e -	Amount represents the aggregation of the above-noted adjustments. The actual gain or loss on sale that will be booked in the quarter ended December 31, 2007 is subject to adjustment based on the resolution of working capital and indemnification provisions contained in the sales agreement.

TRIPLE CROWN MEDIA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Adjusted for Discontinued Operations

(Amounts in thousands, except per share data)

	Consolidated Quarter Ended September 30, 2007	Host and Pinnacle	Pro-Forma Adjustments		Pro-Forma Quarter Ended September 30, 2007
	(Unaudited)
Operating revenues:
Publishing	$11,958	$—	$—		$11,958
Collegiate marketing	—	—	—		—
Association management services	—	—	—		—

	11,958	—	—		11,958
Expenses:
Operating expenses before depreciation, amortization and loss on disposal of assets, net:
Publishing	8,539	—	—		8,539
Collegiate marketing	—	—	—		—
Association management services	—	—	—		—
Corporate and administrative	1,274	—	—		1,274
Depreciation	270	—	—		270
Amortization and impairment	165	—	—		165

	10,248	—	—		10,248

Operating income	1,710	—	—		1,710

Other income (expense):
Interest expense related to Series B preferred stock	(114)	—	—		(114)
Interest expense, other	(3,505)	—	1,451	a	(2,054)
Debt issue cost amortization	(321)	—	—		(321)

Loss from continuing operations before income taxes	(2,230)	—	1,451		(779)

Income tax expense (benefit)	(20)	—	13	b	(7)

Loss from continuing operations	(2,210)	—	1,438		(772)

Series A preferred stock dividends accrued	(272)	—	—		(272)

Net loss available to common stockholders	$(2,482)	$—	$1,438		$(1,044)

Basic and diluted per share information:
Loss from continuing operations	$(0.42)				$(0.15)
Net loss from continuing operations available to common stockholders	$(0.47)				$(0.20)

Weighted average shares outstanding	5,319				5,319

a -	Amount represents a reduction in interest expense resulting from the use of the expected net proceeds from the sale of Host and Pinnacle to pay down long-term debt. This amount was calculated by multiplying $65,900 (net cash proceeds received at closing) by 8.8% (the effective interest rate currently being paid on this debt) and dividing by 4 (to calculate the effect for one quarter).
b -	Amount represents the tax effect of the above entry utilizing the effective tax rate for the period

TRIPLE CROWN MEDIA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Adjusted for Discontinued Operations

(Amounts in thousands, except per share data)

	Consolidated Twelve Months Ended June 30, 2007	Host and Pinnacle	Pro-Forma Adjustments		Pro-Forma Twelve Months Ended June 30, 2007
	(Unaudited)
Operating revenues:
Publishing	$48,464	—	—		$48,464
Collegiate marketing	70,896	70,896	—		—
Association management services	10,941	10,941	—		—

	130,301	81,837	—		48,464
Expenses:
Operating expenses before depreciation, amortization and loss on disposal of assets, net:
Publishing	34,104	—	—		34,104
Collegiate marketing	65,347	65,347	—		—
Association management services	7,762	7,762	—		—
Corporate and administrative	5,711		—		5,711
Depreciation	1,858	763	—		1,095
Amortization and impairment of intangibles	3,920	3,258	—		662
Loss on disposal of assets, net	930	932	—		(2)

	119,632	78,062	—		41,570

Operating income	10,669	3,775	—		6,894

Other income (expense):
Interest expense related to Series B preferred stock	(453)	—	—		(453)
Interest expense, other	(13,247)	—	5,803	a	(7,444)
Debt issue cost amortization	(1,276)	—	—		(1,276)
Miscellaneous income, net	100	100	—		—

Income (loss) from continuing operations before income taxes	(4,207)	3,875	5,803		(2,279)

Income tax expense (benefit)	(1,572)	1,434	2,147	b	(859)

Earnings (loss) from continuing operations	(2,635)	2,441	3,656		(1,420)

Series A preferred stock dividends	(1,086)				(1,086)

Net Income (loss) from continuing operations available to commons stockholders	$(3,721)	$2,441	$3,656		$(2,506)

Basic and diluted per share information:
Loss from continuing operations	$(0.50)				$(0.27)
Net loss available to common stockholders	$(0.71)				$(0.48)
Weighted average shares outstanding	5,246				5,246

a -	Amount represents a reduction in interest expense resulting from the use of the expected net proceeds from the sale of Host and Pinnacle to pay down long-term debt. This amount was calculated by multiplying $65,900 (net cash proceeds received at closing) by 8.8% (the effective interest rate currently being paid on this debt).
b -	Amount represents the tax effect of the above entry utilizing the effective tax rate for the period.

TRIPLE CROWN MEDIA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Adjusted for Discontinued Operations

(Amounts in thousands, except per share data)

	Consolidated Six Months Ended June 30, 2006	Host and Pinnacle	Pro-Forma Adjustments		Pro-Forma Six Months Ended June 30, 2006
	(Unaudited)
Operating revenues:
Publishing	$22,047	$—	$—		$22,047
Collegiate marketing	24,174	24,174	—		—
Association management services	4,701	4,701	—		—

	50,922	28,875	—		22,047
Expenses:
Operating expenses before depreciation, amortization and loss on disposal of assets, net:
Publishing	15,829	—	—		15,829
Collegiate marketing	22,370	22,370	—		—
Association management services	3,472	3,472	—		—
Corporate and administrative	2,594	—	—		2,594
Depreciation	918	352	—		566
Amortization and impairment of intangibles	1,406	1,241	—		165
Loss (Gain) on disposal of assets, net	—	—	—		—

	46,589	27,435	—		19,154

Operating income	4,333	1,440	—		2,893

Other income (expense):
Interest expense related to Series B preferred stock	(226)	—	—		(226)
Interest expense, other	(5,917)	—	2,902	a	(3,015)
Debt issue cost amortization	(608)	—	—		(608)
Miscellaneous income, net	—	—	—		—

Income (loss) from continuing operations before income taxes	(2,418)	1,440	2,902		(956)

Income tax expense (benefit)	(654)	389	784	b	(259)

Earnings (loss) from continuing operations	(1,764)	1,051	2,118		(697)

Series A preferred stock dividends	(542)	—	—		(542)

Net Income (loss) from continuing operations available to commons stockholders	$(2,306)	$1,051	$2,118		$(1,239)

Basic and diluted per share information:
Loss from continuing operations	$(0.34)				$(0.14)
Net loss available to common stockholders	$(0.45)				$(0.24)
Weighted average shares outstanding	5,139				5,139

a -	Amount represents a reduction in interest expense resulting from the use of the expected net proceeds from the sale of Host and Pinnacle to pay down long-term debt. This amount was calculated by multiplying $65,900 (net cash proceeds received at closing) by 8.8% (the effective interest rate currently being paid on this debt).
b -	Amount represents the tax effect of the above entry utilizing the effective tax rate for the period.

TRIPLE CROWN MEDIA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Adjusted for Discontinued Operations

(Amounts in thousands, except per share data)

	Consolidated Twelve Months Ended December 31, 2005	Host and Pinnacle	Pro-Forma Adjustments		Pro-Forma Twelve Months Ended December 31, 2005
	(Unaudited)
Operating revenues:
Publishing	$40,237	$—	$—		$40,237
Collegiate marketing	97	97	—		—
Association management services	16	16	—		—

	40,350	113	—		40,237
Expenses:
Operating expenses before depreciation, amortization and loss on disposal of assets, net:
Publishing	30,304	—	—		30,304
Collegiate marketing	101	101	—		—
Association management services	12	12	—		—
Corporate and administrative	1,117	—	—		1,117
Depreciation	987	7	—		980
Amortization and impairment of intangibles	10	3	—		7
Loss on disposal of assets, net	47	—	—		47

	32,578	123	—		32,455

Operating income	7,772	(10)	—		7,782

Other income (expense):
Interest expense related to Series B preferred stock	(1)	—	—		(1)
Interest expense, other	(236)	—	—	a	(236)
Debt issue cost amortization	(3)	—	—		(3)
Miscellaneous income, net	—	—	—		—

Income (loss) from continuing operations before income taxes	7,532	(10)	—		7,542

Income tax expense (benefit)	2,863	(4)	—		2,867

Earnings (loss) from continuing operations	4,669	(6)	—		4,675

Series A preferred stock dividends	(3)	—	—		(3)

Net Income (loss) from continuing operations available to commons stockholders	$4,666	$(6)	$—		$4,672

Basic and diluted per share information:
Earnings from continuing operations	$0.96				$0.96
Net income available to common stockholders	$0.96				$0.96
Weighted average shares outstanding	4,871				4,871

a -	We have not reduced interest expense this period as the underlying debt being paid down with the proceeds of the transaction was only outstanding for one day of this fiscal year.

TRIPLE CROWN MEDIA, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

Adjusted for Discontinued Operations

(Amounts in thousands, except per share data)

	Consolidated Twelve Months Ended December 31, 2004	Host and Pinnacle	Pro-Forma Adjustments		Pro-Forma Twelve Months Ended December 31, 2004
	(Unaudited)
Operating revenues:
Publishing	$38,790	$—	$—		$38,790
Collegiate marketing	—	—	—		—
Association management services	—	—	—		—

	38,790	—	—		38,790
Expenses:
Operating expenses before depreciation, amortization and loss on disposal of assets, net:
Publishing	27,716	—	—		27,716
Collegiate marketing	—	—	—		—
Association management services	—	—	—		—
Corporate and administrative	1,209	—	—		1,209
Depreciation	809	—	—		809
Amortization and impairment of intangibles	5	—	—		5
Loss on disposal of assets, net	49	—	—		49

	29,788	—	—		29,788

Operating income	9,002	—	—		9,002

Other income (expense):
Interest expense related to Series B preferred stock					—
Interest expense, other	(3)	—	—	a	(3)
Debt issue cost amortization					—
Miscellaneous income, net	37	—	—		37

Income from continuing operations before income taxes	9,036	—	—		9,036

Income tax expense	3,355	—	—		3,355

Earnings from continuing operations	5,681	—	—		5,681

Series A preferred stock dividends	—	—	—		—

Net Income from continuing operations available to commons stockholders	$5,681	$—	$—		$5,681

Basic and diluted per share information:
Earnings from continuing operations	$1.17				$1.17
Net income available to common stockholders	$1.17				$1.17
Weighted average shares outstanding	4,870				4,870

a -	We have not reduced interest expense this period as the underlying debt being paid down with the proceeds of the transaction was not outstanding at any time during the year ended 12/31/04.